Exhibit 10.1

PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (II) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE MAKER.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS NOTE, BY ACCEPTING, EXECUTING OR HOLDING THIS NOTE, HOLDER AGREES THAT THIS NOTE AND ALL PRINCIPAL, INTEREST, FEES, COSTS, EXPENSES AND OTHER AMOUNTS PAYABLE HEREUNDER ARE EXPRESSLY SUBORDINATED IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR PAYMENT IN FULL OF ALL OBLIGATIONS OF MAKER ARISING UNDER OR IN CONNECTION WITH THAT CERTAIN SECURITIES PURCHASE AND SECURITY AGREEMENT, DATED AS OF APRIL 23, 2020, BY AND AMONG MAKER, THE PURCHASERS PARTY THERETO AND BAKER BROS. ADVISORS LP, AS AGENT AND COLLATERAL AGENT, AS AMENDED, ASSIGNED OR OTHERWISE MODIFIED FROM TIME TO TIME, INCLUDING ANY SUCH OBLIGATIONS NOW HELD BY OR ENFORCEABLE BY FUTURE PAK, LLC OR ITS SUCCESSORS OR ASSIGNS.

$706,304.00	Effective as of July 8, 2026

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, EVOFEM BIOSCIENCES, INC., a Delaware corporation (“Maker”), hereby unconditionally promises to pay to the order of HUB CYBER SECURITY LTD., a company formed under the laws of the State of Israel, or its assigns (“Holder”), the principal amount of SEVEN HUNDRED SIX THOUSAND THREE HUNDRED FOUR DOLLARS and 00/100 ($706,304.00 USD) (the “Loan Amount”), together with interest as provided in this Promissory Note (this “Note”, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms).

1. Maturity. All outstanding principal and accrued interest hereunder shall be due and payable, in full, on the date that is eleven (11) months from the date hereof, unless becoming due and payable on an earlier date pursuant to the terms hereof (the “Maturity Date”).

2. Principal and Interest.

(a) Interest on the principal balance of this Note shall accrue at the rate of twelve percent (12%) per annum, compounded monthly. Interest shall commence on the date hereof and shall continue at the applicable interest rate on the outstanding principal until paid in full.

(b) Interest shall be computed on the basis of the actual number of days elapsed over a 365-day year, including the date hereof but excluding the day any portion of the outstanding principal amount hereunder is repaid in accordance with the terms hereof. The rate of interest payable under this Note shall in no event exceed the maximum rate permissible pursuant to any laws or regulations regulating interest and applicable hereto. If at any time and for any reason whatsoever, the interest rate payable under this Note shall exceed the maximum rate of interest permitted to be charged to Maker under applicable law, then such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable law. If the rate of interest payable on this Note is ever reduced as a result of this paragraph and at any time thereafter the maximum rate permitted under applicable law exceeds the rate of interest provided for in this Note, then the rate provided for in this Note shall be increased to the maximum rate provided for under applicable law for such period as is required so that the total amount of interest received by Holder is that which would have been received but for the operation of the first sentence of this paragraph.

(c) Maker shall pay to Holder an administration fee equal to two percent (2%) of the Loan Amount (the “Administration Fee”), which shall be due and payable on the Maturity Date.

(d) Maker shall pay to Holder a weekly monitoring fee of $2,000.00 per week (the “Monitoring Fee”), commencing on the date hereof and continuing until the Loan Amount and all other amounts due hereunder are paid in full. The Monitoring Fee shall be payable on the Maturity Date.

3. Use of Proceeds. The proceeds of this Note shall be used by Maker exclusively for making payments to its suppliers in connection with the purchase, manufacture, production and distribution of its products, Phexx and Solosec.

4. Application and Manner of Payment.

(a) All payments of interest and principal shall be in lawful money of the United States of America. Payment of principal and interest hereunder shall be made by check delivered to Holder at such address, or by wire transfer of immediately available funds to such account, as Holder may designate to Maker in writing from time to time.

(b) All such payments shall be made without any deduction whatsoever, including any deduction for set-off, recoupment, counterclaim or taxes. All payments shall be applied first to accrued and unpaid interest, and thereafter to principal.

5. Prepayment. Maker may prepay this Note including accrued interest, in whole or in part, from time to time, without premium or penalty.

6. Rescission of Payments. If at any time any payment made by Maker under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Maker or otherwise, Maker’s obligation to make such payment shall be reinstated as though such payment had not been made.

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7. Representations and Warranties. Maker hereby represents and warrants to Holder as of the date hereof as follows: (a) Maker is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority, and the legal right, to own, lease and operate its properties and assets and to conduct its business as it is now being conducted; (b) except as set forth on Schedule 8(a), Maker does not have any direct or indirect subsidiaries and Maker does not hold, directly or indirectly, any equity securities or other interests in any other person or entity; (c) Maker has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder; (d) the execution and delivery of this Note by Maker and the performance of its obligations hereunder have been duly authorized by all necessary action in accordance with all applicable laws; (e) Maker has duly executed and delivered this Note; (f) no consent or authorization of, filing with, notice to or other act by, or in respect of, any person, entity or governmental authority is required in order for Maker to execute, deliver, or perform any of its obligations under this Note; (g) the execution and delivery of this Note and the consummation by Maker of the transactions contemplated hereby do not and will not (A) violate any provision of Maker’s organizational documents, (B) violate any law or governmental order applicable to Maker or by which any of its properties or assets may be bound, and (h) this Note is a valid, legal and binding obligation of Maker, enforceable against Maker in accordance with its terms.

8. Affirmative Covenants. Until all amounts outstanding under this Note have been paid in full, Maker shall (and shall cause it subsidiaries to): (a) (i) preserve, renew and maintain in full force and effect its corporate or organizational existence, and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; (b) comply with (i) all of the material terms and provisions of its organizational documents, (ii) its obligations under its material contracts and agreements; and (iii) all laws applicable to it and its business; (c) pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature (excluding trade accounts payable in the ordinary course of business, including promissory notes related to such); (d) provide written notice to Holder immediately upon its receipt of notice of the same, of all material judgments or decrees before any court or governmental entity, to which Maker is subject; (e) as soon as possible and in any event within two (2) business days after it becomes aware that an Event of Default has occurred, notify Holder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default; and (f) upon the reasonable request of Holder, promptly execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of this Note.

9. Negative Covenants. Until all amounts outstanding under this Note have been paid in full, Maker, without the prior written consent of Holder, shall not (and shall not permit any subsidiary to): (a) merge or consolidate into another entity; (b) sell or dispose of all or substantially all of its assets; (c) dissolve, wind-up or liquidate or initiate a bankruptcy proceeding involving Maker or any of its subsidiaries; (d) amend its organization documents; (e) make any payments, reimbursements or payments to any non-employee shareholder (or any of their respective spouses, children or other family members) in any employment or compensation capacity or pursuant to any agreement entered into after the occurrence and during the continuance of an Event of Default; or (f) materially alter the nature of its business operations.

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10. No Misrepresentation. Maker represents and warrants to Holder that neither this Note nor any statements, certificates or other documents provided by Maker to Holder in connection with the making of the loan evidenced by this Note contain any untrue statement of a material fact, or omit to state a fact necessary to make the statements contained therein or herein misleading.

11. Subordination. Notwithstanding anything to the contrary contained herein, the rights of the Holder to receive any cash payments hereunder, shall be expressly subordinate and junior in right of payment to the prior the satisfaction in full of any amounts outstanding (other than unasserted contingent obligations) pursuant to the terms of the Indebtedness issued pursuant to that certain Securities Purchase and Security Agreement, dated April 23, 2020, as amended, by and between the Maker and the persons set forth therein and Indebtedness issued pursuant to that certain Securities Purchase Agreement, dated October 14, 2020, as amended, by and between the Maker and the persons set forth therein (“Permitted Senior Indebtedness”) as in effect as of the date hereof (without regard to any amendment, modification or waiver thereto after the date hereof). The subordination provisions set forth in this section are for the benefit of the holders of the Permitted Senior Indebtedness. No right of any agent for the holders of the Permitted Senior Indebtedness to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or the Holder or by any noncompliance by the Maker or the Holder with the terms herein. The holders of the Permitted Senior Indebtedness and their respective agents shall be a third party beneficiaries of the subordination provisions set forth in this section 12.

12. Notices. Unless otherwise provided herein, all notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied, e-mailed or delivered to the addresses below, or to such address as each party may provide separately in writing to the other parties. All such notices and other communications shall be deemed to have been received on the business day after having been transmitted by e-mail, telecopier or delivered by prepaid courier to Maker:

Evofem Biosciences, Inc.

7770 Regents Rd, Suite 113-618

San Diego, CA 92122

Attention: Chief Executive Officer

to Holder:

Hub Cyber Security Ltd.

10 Hahagana Street (Beit Kineret, 3rd Floor),

Or Yehuda, Israel

Attention: Chief Financial Officer

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13. Event of Default. The following events shall each be referred to herein as an “Event of Default”: (a) any representation or warranty made by Maker to Holder herein is incorrect in any respect on the date as of which such representation or warranty was made or deemed made, except to the extent that such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all respects as of such earlier date; (b) Maker fails to pay: (i) in full any principal or any interest when due or (ii) any other amount payable within three (3) business days after the date when due (whether at maturity, by acceleration or otherwise) or to observe or perform any covenant, obligation, condition or agreement contained in this Note; (c) Maker (or any of its subsidiaries) shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for itself or a substantial portion of its assets; (d) any involuntary petition is filed against Maker or any of its subsidiaries under any bankruptcy law, rule, regulation, statute or ordinance; (e) Maker or any of its subsidiaries shall commence any proceeding under any bankruptcy, insolvency, dissolution, termination or liquidation law or statute of any jurisdiction;; (f) other than with respect to the Known Future Pak Matters (as defined below), (i) Maker or any of its subsidiaries fails to pay any indebtedness when due, after giving effect to any applicable grace or cure period, or (ii) any event or condition occurs under any agreement, instrument or document evidencing or governing indebtedness of Maker or any of its subsidiaries that gives the applicable creditor, holder or other representative the right to accelerate, or that automatically accelerates, the maturity of such indebtedness; (g) one or more judgments or decrees shall be entered against Maker or any of its subsidiaries and all of such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or (h) Maker fails to perform any covenant, agreement or other term or condition under this Note.

For purposes of this Section 13, Known Future Pak Matters means the matters, claims, notices, alleged defaults, alleged Events of Default, alleged accelerations, alleged termination of forbearance, disputes and related facts arising under or in connection with that certain Securities Purchase and Security Agreement, dated as of April 23, 2020, by and among Maker, the guarantors from time to time party thereto, the purchasers from time to time party thereto, and Baker Bros. Advisors LP, as agent and collateral agent, as amended, restated, assigned or otherwise modified from time to time, and the notes and other transaction documents issued or entered into in connection therewith, including as assigned to or for the benefit of Future Pak, LLC, in each case to the extent disclosed to Holder in writing or in Maker’s filings with the Securities and Exchange Commission prior to the date of this Note (“Known Future Pak Matters”). No Event of Default shall be deemed to have occurred under clauses (a), (b), (g) or (i) of this Section 13 solely as a result of the Known Future Pak Matters or Maker’s contesting, disputing, defending, negotiating or seeking to resolve the Known Future Pak Matters.

14. Remedies. From and after the occurrence of an Event of Default, (i) the unpaid principal balance of this Note shall be immediately due and payable and (ii) interest thereon shall accrue at the maximum rate permitted by the laws of the State of New York. Maker shall pay all documented costs and expenses of Holder incurred in the collection of any amounts due hereunder, including reasonable and documented attorneys’ fees and court costs, whether or not litigation is commenced. The rights and remedies of Holder, under this Section 14 shall be cumulative and shall be in addition to any other rights and remedies that Holder may have under any other agreement, or at law or in equity.

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15. Miscellaneous.

(a) Loss, Theft, Destruction or Mutilation of Note. Upon receipt of notice to Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss from Holder to Maker, Maker shall issue a new Note to Holder with identical terms as this Note in replacement of this Note.

(b) Waiver of Notice. Maker hereby waives presentment, demand for payment, protest, notice of dishonor, notice of protest or nonpayment, notice of acceleration of maturity, any other notices to which Maker might be entitled and diligence in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder.

(c) Extension of Time. No extension of time for payment of any amounts due under this Note nor any waiver of any provision of this Note shall release, modify or otherwise affect Maker’s liability for the payments due under this Note.

(d) Further Assurances. Promptly upon the request of Holder, Maker shall do, execute, acknowledge, deliver, record, file and register any and all such further agreements and other instruments as Holder, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Note and (B) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Holder, the rights granted or now or hereafter intended to be granted to Holder under this Note or under any other instruments executed in connection with this Note.

(e) Entire Agreement. This Note constitutes the entire agreement of the parties with respect to the matters set forth herein and therein. All prior agreements, understanding and arrangements among the parties with respect to the subject matter hereof are hereby superseded by this Note and of no further force or effect.

(f) No Strict Construction. This Note has been reviewed by the parties and is being entered into among competent persons, who are experienced in business. In the event an ambiguity or question of intent or interpretation arises, this Note shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note.

(g) Assignment. This Note may be assigned, transferred or negotiated by Holder at any time without notice to or the consent of Maker. Any assignment or transfer may be made by surrendering this Note to Maker together with an assignment executed by the assignor or transferor. Upon such surrender Maker will execute and deliver, in the case of an assignment or transfer in whole, a new Note in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new Note in the name of the assignee or transferee named in such instrument of assignment or transfer and a new Note in the name of the assignor or transferor covering the portion of this Note not assigned or transferred to the assignee or transferee. This Note shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns. This Note shall not be assigned or transferred by Maker.

(h) No Third-Party Beneficiaries. Except as provided in Section 14(h), this Note is for the sole benefit of the parties hereto and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note.

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(i) Amendment; Wavier. No term of this Note may be waived, modified or amended except by an instrument in writing signed by Maker and Holder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

(j) Headings. The headings of the sections and subsections of this Note are inserted for convenience only and do not constitute a part of this Note.

(k) Severability. If any term or provision of this Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

(l) Governing Law and Jurisdiction. This Note is governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles. Maker hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note may be brought by Holder in a state or federal court located in the State of New York, and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against Maker in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing in this paragraph shall affect the right of Holder to (i) commence legal proceedings or otherwise sue Maker in any other court having jurisdiction over Maker, or (ii) serve process upon Maker in any manner authorized by the laws of any such jurisdiction. Maker irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in this paragraph and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

(m) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

ISSUANCE OF TRANSFERABLE RECORD; IDENTIFICATION OF THE HOLDER; CONVERSION FROM ELECTRONIC NOTE TO PAPER-BASED NOTE.

(A) The undersigned expressly states that the undersigned signed this electronically created Note (the “Electronic Note”) using an Electronic Signature. By doing this, the undersigned acknowledges and agrees to the terms of this Electronic Note. The undersigned agrees that this Electronic Note may be Authenticated, Stored and Transmitted by Electronic Means (as defined in subsection (F) below, and will be valid for all legal purposes, as set forth in the Uniform Electronic Transactions Act, as enacted in the jurisdiction where the Holder is located (“UETA”), the Electronic Signatures in Global and National Commerce Act (“ESIGN”), or both, as applicable. In addition, the undersigned agrees that this Electronic Note will be an effective, enforceable and valid Transferable Record (as defined in subsection (F) below and may be created, authenticated, stored, transmitted and transferred in a manner consistent with and permitted by the Transferable Records sections of UETA or ESIGN.

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(B) Except as indicated in subsection (D) and (E) below, the identity of the Holder and any person to whom this Electronic Note is later transferred will be recorded in a registry maintained by the Holder or in another registry to which the records are later transferred (the “Note Registry”). The authoritative copy of this Electronic Note will be the copy identified by the Holder after closing but prior to registration in the Note Registry. If this Electronic Note has been registered in the Note Registry, then the authoritative copy will be the copy identified by the Holder of record in the Note Registry or a loan servicer, if any, acting at the direction of the Holder, as the authoritative copy. The current identity of the Holder and the location of the authoritative copy, as reflected in the Note Registry, will be available from the Holder or loan servicer, as applicable. The only copy of this Electronic Note that is the authoritative copy is the copy that is within the control of the person identified as the Holder in the Note Registry (or that person’s designee). No other copy of this Electronic Note may be the authoritative copy.

(C) If subsection (B) above fails to identify a Note Registry, the Holder (which includes any person to whom this Electronic Note is later transferred) will be established by, and identified in accordance with, the systems and processes of the electronic storage system on which this Electronic Note is stored.

(D) The undersigned expressly agrees that Holder and any person to whom this Electronic Note is later transferred shall have the right to convert this Electronic Note at any time into a paper-based Note (the “Paper-Based Note”). In the event this Electronic Note is converted into a Paper-Based Note, the undersigned further expressly agrees that the Paper-Based Note will be an effective, enforceable and valid negotiable instrument governed by the applicable provisions of the Uniform Commercial Code in effect in the jurisdiction where the Holder is located; the undersigned’s signing of this Electronic Note will be deemed issuance and delivery of the Paper-Based Note; the undersigned intends that the printing of the representation of the undersigned’s Electronic Signature upon the Paper-Based Note from the system in which the Electronic Note is stored will be the undersigned’s original signature on the Paper-Based Note and will serve to indicate the undersigned’s present intention to authenticate the Paper-Based Note; the Paper-Based Note will be a valid original writing for all legal purposes; and upon conversion to a Paper-Based Note, the undersigned’s obligations in the Electronic Note shall automatically transfer to and be contained in the Paper-Based Note, and the undersigned intends to be bound by such obligations.

(E) Any conversion of this Electronic Note to a Paper-Based Note will be made using processes and methods that ensure that: (i) the information and signatures on the face of the Paper- Based Note are a complete and accurate reproduction of those reflected on the face of this Electronic Note (whether originally handwritten or manifested in other symbolic form); (ii) the Holder of this Electronic Note at the time of such conversion has maintained control and possession of the Paper-Based Note; (iii) this Electronic Note can no longer be transferred to a new lender; and (iv) the Note Registry (as defined above), or any system or process identified in subsection (C) above, shows that this Electronic Note has been converted to a Paper-Based Note, and delivered to the then-current lender.

(F) The following terms and phrases are defined as follows: (i) “Authenticated, Stored and Transmitted by Electronic Means” means that this Electronic Note will be identified as the Note that the undersigned signed, saved, and sent using electrical, digital, wireless, or similar technology; (ii) “Electronic Record” means a record created, generated, sent, communicated, received, or stored by electronic means; (iii) “Electronic Signature” means an electronic symbol or process attached to or logically associated with a record and executed or adopted by a person with the intent to sign a record; (iv) “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form; and (v) “Transferable Record” means an Electronic Record that: (a) would be a note under Article 3 of the Uniform Commercial Code if the Electronic Record were in writing and (b) the undersigned, as the issuer, have agreed is a Transferable Record.

(Signature Pages Follow)

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This Promissory Note is being signed as of the date first written above.

MAKER:

EVOFEM BIOSCIENCES, INC.

By:	/s/ Saundra Pelletier
Name:	Saundra Pelletier
Title:	Chief Executive Officer

Signature Page to Promissory Note

ACCEPTED AND ACKNOWLEDGED BY:

HOLDER: HUB CYBER SECURITY LTD.

By:	/s/ Limor Zur-Stoller
Name:	Limor Zur-Stoller
Its:	Chief Financial Officer

By:	/s/ Tuvia Grossman
Name:	Tuvia Grossman
Its:	Chief Legal Officer

Signature Page to Promissory Note

Schedule 8(a)

Subsidiaries

Member/Shareholder	Subsidiary	Percentage Ownership
Evofem Biosciences, Inc.	Evofem Biosciences Operations, Inc.	100%
Evofem Biosciences, Inc.	Evofem, Inc.	100%